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                             ASA INTERNATIONAL LTD.
                                 10 SPEEN STREET
                         FRAMINGHAM, MASSACHUSETTS 01701

                                                           April 8, 1999

Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of ASA INTERNATIONAL LTD. (the "Corporation") to be held on Friday, May 14, 1999 at 10:00 a.m. at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701.

          At the Annual Meeting, you will be asked to (i) elect six (6) Directors of the Corporation, and (ii) ratify the selection of the Corporation's independent accountants.

          Details of the matters to be considered at the Annual Meeting are contained in the Proxy Statement, which we urge you to consider carefully.

          Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.

          On behalf of the Board of Directors of the Corporation, I would like to express our appreciation for your continued interest in the affairs of the Corporation.

                                               Sincerely,

                                               ALFRED C. ANGELONE
                                               CHAIRMAN

                             ASA INTERNATIONAL LTD.
                                 10 SPEEN STREET
                         FRAMINGHAM, MASSACHUSETTS 01701

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               ---------------------------------------------------

TO THE STOCKHOLDERS:

          NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, will be held on Friday, May 14, 1999 at 10:00 a.m. at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 for the following purposes:

          1. To elect six (6) members of the Board of Directors;

          2. To ratify the selection of BDO Seidman, LLP as independent auditors for the Corporation for the fiscal year ending December 31, 1999; and

          3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on March 24, 1999, as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof.

          We hope that all stockholders will be able to attend the Annual Meeting in person. To assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to American Securities Transfer & Trust, Inc., the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting your Proxy will, at your request, be returned to you and you may vote your shares in person.

                                          By Order of the Board of Directors,

                                          TERRENCE C. MCCARTHY
                                          SECRETARY

Framingham, Massachusetts
April 8, 1999

                             ASA INTERNATIONAL LTD.
                                 10 SPEEN STREET
                         FRAMINGHAM, MASSACHUSETTS 01701

                                  APRIL 8, 1999

                            ------------------------

                                 PROXY STATEMENT
                            ------------------------


     The enclosed Proxy is solicited by the Board of Directors of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 at 10:00 a.m. on Friday, May 14, 1999, and at any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 24, 1999, will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. On that date, 4,040,944 shares of common stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued, outstanding and entitled to vote. The Corporation has no other voting securities.

     Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting either in person or represented by a properly executed proxy is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. The other proposals to be voted upon by the stockholders of the Corporation require the vote of a majority of the Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which results when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     THE DIRECTORS AND OFFICERS OF THE CORPORATION AS A GROUP OWN OR MAY BE DEEMED TO CONTROL APPROXIMATELY 23% OF THE OUTSTANDING SHARES OF COMMON STOCK (EXCLUSIVE OF THE SHARES OWNED BY TRADEPOINT SYSTEMS LLC, FOR WHICH THE CORPORATION HAS AN IRREVOCABLE PROXY. SEE "CERTAIN TRANSACTIONS".) EACH OF THE DIRECTORS AND OFFICERS HAS INDICATED HIS INTENT TO VOTE ALL SHARES OF COMMON STOCK OWNED OR CONTROLLED BY HIM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

     Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election as Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named as attorneys in the Proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

     An annual report containing audited financial statements for the Corporation's fiscal year ended December 31, 1998 ("Fiscal 1998"), is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about April 8, 1999.

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

     The Directors of the Corporation are elected annually and hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified. Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

     The following table sets forth the age of each nominee, the year each nominee was elected a Director and the positions presently held by each nominee with the Corporation. For information about ownership of the Corporation's Common Stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."

                                   YEAR
                                   NOMINEE          POSITIONS AND
                                   FIRST             OFFICES
                                   BECAME             WITH THE
NAME                  AGE          DIRECTOR         CORPORATION

Alfred C. Angelone..  60           1982        Chairman of the Board, Chief
                                               Executive Officer and President
Alan J. Klitzner ...  57           1998        Director
William A. Kulok....  58           1993        Director
James P. O'Halloran.  66           1991        Director
Gordon J. Rollert...  64           1992        Director
Robert L. Voelk.....  43           1997        Director

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, Directors and persons who beneficially own more than ten percent (10%) of the Corporation's stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the executive officers and Directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with during Fiscal 1998 except for: a late Form 3 for Robert L. Voelk which was filed on August 21, 1998 but required to be filed on January 22, 1997; a late Form 4 for William A. Kulok for the month of February, 1998 and a late Form 4 for Mr. Kulok for the month of April, 1998, which in each case, was filed on August 21, 1998; and a late Form 5 for Gordon
J. Rollert which was filed on February 16, 1999 and related to a transaction that occurred on September 19, 1997.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met four (4) times during Fiscal 1998. All of the current Directors of the Corporation attended at least 75% of meetings of the Board of Directors and the committees on which they served during Fiscal 1998. No Director or executive officer is related by blood, marriage, or adoption to any other Director or executive officer.

     The Board of Directors has established both an Executive Committee and an Audit Committee. The Board of Directors disbanded the Compensation Committee during Fiscal 1996, and its functions are performed by the full Board of Directors. The Corporation has no other committees.

     Mr. Angelone serves as a member of the Executive Committee. Each of Messrs. Wayne Croswell, Terrence McCarthy, Kevin Rhone and Katpady Shenoy, the Corporation's President of the Tire Systems Product Group, Vice President and Treasurer, President of the Corporation's SmartTIME Software Product Line, and President of the Corporation's Legal Systems Product Line, respectively, serves as an ex-officio member of the Executive Committee. The Executive Committee is authorized to take any action that the Board of Directors is authorized to act upon with the exception of issuance of stock, the sale of all or substantially all of the Corporation's assets and any other significant corporate transactions for which full Board approval is required under Delaware law. Transactions with affiliates require the approval of a majority of the disinterested members of the Board of Directors or, if appropriate, the Executive Committee. The Executive Committee met eleven (11) times during Fiscal 1998.

     Messrs. O'Halloran and Rollert serve as members of the Audit Committee. The Audit Committee was established for purposes of reviewing the Corporation's financial results and recommending the selection of the Corporation's independent auditors. The Audit Committee had no formal meetings in Fiscal 1998.

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth the principal occupation of each of the Directors and executive officers during the past five years:

                                PRINCIPAL OCCUPATION DURING
                NAME                  PAST FIVE YEARS

       Alfred C. Angelone...  Chairman, Chief Executive Officer and President
                              of the Corporation.
       James P. O'Halloran..  President of G & J Associates, Ltd., formerly The
                              Janus Group, Ltd., a privately held consulting firm; formerly Vice President, Private Equity Managers, a privately held venture capital firm; and formerly Partner, Arthur Andersen & Co.
       Gordon J. Rollert....  Chairman, Standard Group Holdings LLC, a
                              privately held investment management firm.
       William A. Kulok.....  Chairman of Community Productions, Inc., a
                              privately held producer of expositions and
                              educational programs; formerly President of Kulok Capital, Inc., a privately held venture capital firm.
       Robert L. Voelk......  Chief Executive Officer of Omtool, Inc., a
                              publicly held communications software company; formerly Executive Vice President and Director of the Corporation
       Alan J. Klitzner . ..  Chairman of Klitzner Industries, Inc., a privately held manufacturer of emblematic jewelry.
       Terrence C. McCarthy.  Vice President and Treasurer of the Corporation.

EXECUTIVE OFFICERS

     The executive officers of the Corporation, their ages and positions held with the Corporation are as follows:

                                   YEAR
                               FIRST BECAME         POSITIONS AND OFFICES
NAME                    AGE      OFFICER            WITH THE CORPORATION

Alfred C. Angelone.....  60       1982            Chief Executive Officer and
                                                  President
Terrence C. McCarthy...  48       1989            Vice President and Treasurer

CERTAIN TRANSACTIONS

     During Fiscal 1998, the Corporation advanced an aggregate of approximately $59,807 to Mr. Angelone, the Corporation's Chairman, Chief Executive Officer and President. Mr. Angelone repaid approximately $19,379 of outstanding advances during Fiscal 1998. As of March 24, 1999, the outstanding balance of short-term advances owed by Mr. Angelone to the Corporation totaled approximately $163,129. Short-term advances made to Mr. Angelone by the Corporation do not bear interest.

     In December 1996, the Corporation disposed of substantially all of the assets and liabilities of the Corporation's International Trade and Transportation Systems Division (the "International Division"). In exchange for the assets of the International Division and the assumption of the International Division's liabilities, the Corporation received a 16% membership interest in TradePoint Systems LLC ("TradePoint"), a New Hampshire limited liability company, and a subordinated promissory note in the principle amount of $600,000.00 from TradePoint (the "Note"). The remaining 84% interest in TradePoint is owned by Christopher J. Crane, formerly the President and a Director of the Corporation. Simultaneously, with the completion of this transaction, Mr. Crane resigned from all of his positions with the Corporation. In exchange for his interest in TradePoint, Mr. Crane (i) contributed all of the Common Stock owned by him, totaling 665,597 shares; (ii) assigned to the Corporation a 16% partnership interest in the ASA Investment Partnership, a partnership by and among Mr. Crane, the Corporation, and Mr. Angelone; and (iii) canceled all of his options to purchase 245,000 shares of Common Stock. The consideration to be paid was determined by negotiations between the parties and was independently evaluated on behalf of the Corporation by Shields & Company, Inc.

     In connection with the transaction, TradePoint granted to the Corporation an irrevocable proxy covering the Common Stock owned by TradePoint. The Corporation has the right to cause TradePoint to redeem the 16% membership interest in TradePoint held by the Corporation by notice given on or after March 1, 2002, in exchange for the Common Stock held by TradePoint and the fair market value of the 16% membership interest in TradePoint. TradePoint has the right to redeem the Corporation's membership interest by notice given on or after December 31, 2001 in exchange for the Common Stock held by it and the greater of $400,000 or the fair market value of the 16% membership interest in TradePoint.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 24, 1999, certain information concerning stock ownership of the Corporation by (i) each person known by the Corporation to own of record or be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Corporation's Directors and nominees to become Directors, (iii) each executive officer of the Corporation; and (iv) all Directors and nominees and executive officers as a group. Except as otherwise indicated, the stockholders listed on the table have sole voting and investment power with respect to the shares indicated. As of March 24, 1999, the Corporation had 1,277 holders of record.


                                                                PERCENTAGE OF
  NAME AND ADDRESS                      NUMBER OF SHARES         OUTSTANDING
 OF BENEFICIAL OWNER (1)               BENEFICIALLY OWNED       COMMON STOCK (2)
 -------------------                   ------------------       ----------------

  ALFRED C. ANGELONE(3)(4).                 908,164                        20.9
  JAMES P. O'HALLORAN(5)...                  27,000                          *
  GORDON J. ROLLERT........                  10,662                          *
  WILLIAM A. KULOK(6)......                  32,800                          *
  ROBERT L. VOELK..........                   5,000                          *
  ALAN J. KLITZNER (7) ....                  12,000                          *
  TERRENCE C. MCCARTHY.....                   7,087                          *
  TRADEPOINT SYSTEMS LLC(8)
  615 AMHERST STREET
  NASHUA, NH 03063                          665,597                        15.3
  ALL DIRECTORS AND OFFICERS AS A GROUP
(6 PERSONS) (1)(2)(3)(4)(5)(6)(7) ..      1,002,713                       23.03


----------

   * Less than 1%.

(1) The address for Messrs. Angelone, O'Halloran, Rollert, Kulok, Voelk, Klitzner and McCarthy is c/o ASA International Ltd., 10 Speen Street, Framingham, Massachusetts 01701.

(2) Except as otherwise indicated, the Corporation believes that each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by him. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

(3) Includes 24,535 shares of Common Stock owned by ASA Investment Partnership, of which Mr. Angelone and the Corporation are general partners.

(4) Includes 265,000 shares of Common Stock underlying non-qualified stock options that are exercisable, but excludes an additional 10,000 shares of Common Stock underlying non-qualified options that are not exercisable.

(5) Includes 25,000 shares of Common Stock underlying non-qualified stock options that are exercisable.

(6) Includes 20,000 shares of Common Stock underlying non-qualified stock options that are exercisable.

(7) Includes 2,000 shares of Common Stock underlying non-qualified stock options that are exercisable, but excludes an additional 8,000 shares of Common Stock underlying non-qualified options that are not exercisable.

(8) All stock owned by TradePoint Systems LLC has been pledged to the Corporation to secure a note to the Corporation. The Corporation holds voting power with respect to these shares. See "Certain Transactions".

                     COMPENSATION OF OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS COMPENSATION

     The following tables set forth the annual and long-term compensation for services rendered to the Corporation during Fiscal 1998 and the fiscal years ended December 31, 1997 and 1996 ("Fiscal 1997" and "Fiscal 1996," respectively) paid to those persons who were at December 31, 1998 (i) the chief executive officer and (ii) each other executive officer of the Corporation whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                    COMPENSATION
                                   ANNUAL COMPENSATION                  AWARDS
                       ------------------------------------------  ------------
    (a)                   (b)      (c)      (d)         (e)              (f)
                                                     OTHER ANNUAL    SECURITIES
                                  SALARY   BONUS     COMPENSATION    UNDERLYING
NAME AND PRINCIPAL        YEAR     $(1)    $           $(2)          OPTIONS(#)
POSITION

 Alfred C. Angelone...   1998      274,312   45,000       106,977           0
  Chief Executive        1997      249,196    7,000        84,687           0
  Officer and President  1996      245,833   29,913       102,612      50,000

 Terrence C. McCarthy..  1998      107,035        0             0           0
   Vice President        1997      100,769        0             0           0
                         1996         --          --           --          --

 ----------

(1) Amounts shown indicate base salary received by executive officers, value related to personal use of leased automobiles, and the imputed value of group term life insurance ("GTL Value") provided to each employee and recorded as compensation for tax purposes. All officers' salaries are subject to periodic review by the Board of Directors.

(2) Includes automobile expenses, premium payments on insurance policies (net of (i) any increases in cash surrender value accruing to the Corporation and (ii) GTL Value) and club dues. Each officer is also entitled to a car allowance, reimbursement of business-related expenses, life insurance coverage and certain severance benefits in the event of termination of employment. The Corporation does not have a pension plan. In Fiscal 1998, 1997 and 1996, the Corporation made no awards of Restricted Stock and did not have a Long-Term Incentive Plan. In Fiscal 1998 and 1997, the Corporation did not grant stock options to either of Mr. Angelone or Mr. McCarthy, and in Fiscal 1996, the Corporation did not grant stock options to Mr. McCarthy. On March 4, 1996, the Corporation granted to Mr. Angelone non-qualified stock options to purchase 50,000 shares of Common Stock that are exercisable through March 3, 2006 at an exercise price of $1.47 per share. On February 8, 1993, the Corporation granted Mr. Angelone non-qualified stock options to purchase 115,000 shares of Common Stock that are exercisable through February 7, 2003 at an exercise price of $1.44 per share. The above options held by Mr. Angelone were repriced on January 2, 1997, to an exercise price of $1.06 per share.

     The following table sets forth additional information concerning unexercised stock options to purchase the Corporation's Common Stock held by Messrs. Angelone and McCarthy as of December 31, 1998.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND
                          FISCAL YEAR-END OPTION VALUES


  (a)                (b)        (c)       (d)                    (e)
                                         NUMBER OF              VALUE OF
                                         SECURITIES            UNEXERCISED
                    SHARES               UNDERLYING            IN-THE-MONEY
                    ACQUIRED             OPTIONS AT             OPTIONS AT
                     ON        VALUE    FISCAL YEAR-END       FISCAL YEAR-END
                   EXERCISE    REALIZE   EXERCISABLE/            EXERCISABLE/
   NAME              (#)        ($)     UNEXERCISABLE     UNEXERCISABLE($)(1)(2)

Alfred C. Angelone    0          0       255,000/20,000        $362,950/$27,000
Terrence C. McCarthy  0          0           0/0                    $0/$0

----------

(1) "In-the-Money" options are those options for which the fair market value of the Common Stock underlying the options is greater than the per share exercise price of the option. Mr. Angelone currently has options to purchase 110,000 shares of Common Stock at a per share exercise price of $.89. In addition, Mr. Angelone has options to purchase 165,000 shares of Common Stock, at a per share exercise price of $1.06, of which 145,000 were exercisable as of December 31, 1998.

(2) The value of unexercised In-the-Money options is determined by multiplying the number of options held by the difference in the fair market value of the Common Stock underlying the options on December 31, 1997 ($2.41 per share) and the applicable exercise price of the options granted.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                      GRANT DATE
                            INDIVIDUAL GRANTS                           VALUE(1)
            ---------------------------------------------          -------------
  (a)                (b)        (c)           (d)         (e)            (h)
                  NUMBER OF   % OF TOTAL
                 SECURITIES    OPTIONS
                UNDERLYING    GRANTED TO    EXERCISE OR
                 OPTIONS     EMPLOYEES IN  BASE PRICE   EXPIRATION   GRANT DATE
 NAME             GRANTED    FISCAL YEAR    ($/SH)      DATE       PRESENT VALUE


Alfred C. Angelone   --          0             --        --           $--

Terrence C. McCarthy --          0             --        --           $--


----------

(1) The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants in 1997: dividend yield of 0% and expected volatility of 47%, risk-free rates ranging from 5.76% to 6.73%, and expected lives ranging from 12 to 48 months.

COMPENSATION OF EXECUTIVE OFFICERS

     In Fiscal year 1998, Mr. Angelone received a base salary of $270,000, and Mr. McCarthy received a base salary of $100,000. All officers' salaries are subject to periodic review by the Board of Directors.

COMPENSATION OF DIRECTORS

     During Fiscal 1998, Messrs. O'Halloran, Kulok and Klitzner each received cash compensation of $1,000, plus travel expenses, per meeting attended, for their services as Directors. No other Directors received any cash compensation for their services as Directors. During Fiscal 1997, none of the Directors received stock options from the Corporation, except for Alan J. Klitzner to whom the Corporation granted 10,000 non-qualified stock options on September 29, 1998, 2,000 of which are currently exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors established a Compensation Committee on March 18, 1992. Members of the Compensation Committee were Messrs. Kulok and O'Halloran, the outside Directors of the Corporation. None of the executive officers of the Corporation has served on the board of directors of any other entity that has had any of such entity's officers serve on the Corporation's Board of Directors. The Compensation Committee was disbanded by the Board of Directors in Fiscal 1996. During Fiscal 1998, the entire Board of Directors participated in deliberations concerning executive officer compensation.

REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors is responsible for setting and administering the policies that govern annual compensation as well as short-term and long-term incentives for the Corporation's executive officers. All issues pertaining to executive compensation are submitted to the Board of Directors for approval.

     The Board of Directors believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (a) an overall management compensation program that is competitive with management compensation programs at companies of similar size; and (b) long-term incentive compensation in the form of stock options and other long-term equity compensation that will encourage management to continue to focus on stockholder return.

     The goal of the Board of Directors is to use compensation policies to closely align the interests of the Corporation with the interests of stockholders in that the Corporation's management has incentives to achieve short-term performance goals while building long-term value for the Corporation's stockholders. The Board of Directors will review its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and to take into account factors which are unique to the Corporation.

     In the past, the Board of Directors has reviewed compensation studies prepared by national accounting firms as well as reported compensation packages for officers of companies in the New England area. The Board of Directors did not compare compensation paid to executive officers in the Corporation's industry group as many of these businesses are much larger than the Corporation. Based upon these studies, the Board of Directors believes that the compensation package proposed for the Corporation's senior management is at mid-level for officers of similar-sized companies.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

     The compensation for Mr. Angelone, as described above, is based upon careful analysis of the compensation of chief executive officers of other comparable public companies and Mr. Angelone's efforts on behalf of the Corporation. In addition to directing the affairs of the Corporation, Mr. Angelone was instrumental in the following areas: identifying strategic acquisitions and establishing critical strategic partnerships with vendors and distribution channels. These changes were also designed to reward Mr. Angelone for future economic performance based upon improvements in profitability and increased values in the Corporation's Common Stock.

                                    Board of Directors

                                    Alfred C. Angelone
                                    Alan J. Klitzner
                                    William A. Kulok
                                    James P. O'Halloran
                                    Gordon J. Rollert
                                    Robert L. Voelk

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on January 2, 1994, and plotted at the end of Fiscal 1998, 1997, 1996 and the Corporation's fiscal years ended December 31, 1995 and December 31, 1994. In each of (i) the Corporation's Common Stock; (ii) the NASDAQ Market Index of Companies (the "NASDAQ Market Index"); and (iii) a Peer Group Index (the "Peer Group Index"), which consists of Barrister Information Systems Corp. and Delphi Information Systems Inc., companies in the information systems market.

                  COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
        ASA INTERNATIONAL LTD., NASDAQ MARKET INDEX AND PEER GROUP INDEX.

                           [PERFORMANCE GRAPH OMITTED]

       MEASUREMENT PERIOD     ASA INTERNATIONAL                    NASDAQ MARKET
    (FISCAL YEAR COVERED)         LTD.          PEER GROUP INDEX        INDEX

          1/2/94                 100.00             100.00            100.00
         12/31/94                 96.89              18.29            104.99
         12/31/95                117.29              33.59            136.18
         12/31/96                 79.05              35.29            169.23
         12/31/97                193.79              26.79            207.00
         12/31/98                198.89              38.79            291.96


                                   ITEM NO. 2

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

     The persons named in the enclosed Proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 1999 unless otherwise directed by the stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement and answer questions from stockholders, if he so desires.


                              FINANCIAL STATEMENTS

     The annual report of the Corporation, including financial statements of the Corporation for Fiscal 1998, is provided to the stockholders herewith.

                                VOTING AT MEETING

     The Board of Directors has fixed March 24, 1999, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, 4,040,944 shares of the Corporation's Common Stock, $.01 par value, were issued, outstanding and entitled to vote.

                             SOLICITATION OF PROXIES

     The cost of solicitation of Proxies will be borne by the Corporation. In addition to the solicitation of Proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending Proxies and Proxy material to beneficial owners.

                               REVOCATION OF PROXY

     Subject to the terms and conditions set forth herein, all Proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless prior to the Annual Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                              STOCKHOLDER PROPOSALS

     In order to be included in proxy material for the 2000 Annual Meeting, tentatively scheduled to be held on Friday, May 12, 2000, stockholders' proposed resolutions must be received by the Corporation on or before December 1, 1999. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

                                  MISCELLANEOUS

     The management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                          By Order of the Board of Directors

                                          TERRENCE C. MCCARTHY
                                          SECRETARY

April 8, 1999

     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                             ASA INTERNATIONAL LTD.
               PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 14, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED hereby appoints Alfred C. Angelone as Proxy with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ASA INTERNATIONAL LTD., to be held at the Corporation's offices, located at 10 Speen Street, Framingham, Massachusetts 01701, on Friday, May 14, 1999 at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Alfred C. Angelone to vote in accordance with his judgment on any matters that may properly come before the meeting, all as indicated in the notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned:

   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS
                               AND FOR PROPOSAL 2.

     (1) Proposal to elect six (6) members of the Board of Directors of the Corporation.

     INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE STRIKE SUCH
        NOMINEE'S NAME FROM THE LIST BELOW.

     [ ] FOR ALL nominees listed below (except as marked to the contrary below).

     [ ] AGAINST ALL nominees listed below.

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     Alfred C. Angelone, Alan J. Klitzner, William A. Kulok, James P. O'Halloran, Gordon J. Rollert and Robert L. Voelk

     (2) Proposal to ratify the selection of BDO Seidman, LLP as the independent auditors of the Corporation for the fiscal year ending December 31, 1999.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

     MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.


     (3)In his discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

       THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

        PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                   PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                          Dated:_______________  , 1999
                                                Signature

                                          _____________________________
                                          Signature, if held jointly


                                          _____________________________
                                          Printed Name


                                          ______________________________
                                          Address

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.